                                                                    Exhibit 10.1

SILICON VALLEY BANK

       AMENDMENT TO LOAN DOCUMENTS

BORROWER(S):         MOBILITY ELECTRONICS, INC.
                     MOBILITY IDAHO, INC. (FORMERLY PORTSMITH, INC.)
                     MAGMA, INC.

ADDRESS:             17800 N. PERIMETER DRIVE
                     SCOTTSDALE, ARIZONA 85255-5449

DATE AS OF JULY 31, 2004 (THE "JULY 2004 AMENDMENT DATE")


         THIS AMENDMENT TO LOAN DOCUMENTS (THIS "AMENDMENT") is entered into between SILICON VALLEY BANK ("Bank"), whose address is 3003 Tasman Drive, Santa Clara, California 95054, and the borrower(s) named above (individually and collectively, and jointly and severally, the "Borrower"), whose address is set forth above.

         Bank and Borrower agree to amend the Loan and Security Agreement between them, dated as of September 27, 2002 (as amended, restated, supplemented, or otherwise modified from time to time, the "Loan Agreement"), as set forth herein, effective as of the date hereof. Capitalized terms used but not defined in this Amendment, shall have the meanings set forth in the Loan Agreement (as amended by this Amendment). The term "July 2004 Amendment Date" as defined above hereby is incorporated into the Loan Agreement. This Amendment is the "July 2004 Amendment" referenced in the Amended and Restated Schedule.

         1.       AMENDED AND RESTATED SCHEDULE; UPDATED SCHEDULE 2.

                  (a) The Schedule 1 to the Loan Agreement, dated September 27, 2002, between Borrower and Silicon (as amended, restated, supplemented, or otherwise modified from time to time prior to the date hereof, the "Existing Schedule"), hereby is amended and restated in its entirety to read as set forth in the Amended and Restated Schedule 1 to Loan and Security Agreement of even date herewith (the "Amended and Restated Schedule"). Accordingly, from and after the date hereof, all references in the Loan Agreement and the other Loan Documents to the "Schedule" or words of like import referring to the Existing Schedule shall mean and refer to the Amended and Restated Schedule (as amended, restated, supplemented, or otherwise modified from time to time from and after the date hereof) instead of the Existing Schedule.

                  (b) The Schedule 2 attached to the Loan Agreement as in effect immediately prior to the effectiveness of this Amendment (the "Old Schedule 2") hereby is replaced by the updated Schedule 2 attached hereto (the "Updated
Schedule 2"). Accordingly, from and after the date

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SILICON VALLEY BANK                                  AMENDMENT TO LOAN DOCUMENTS
--------------------------------------------------------------------------------


hereof, all references in the Loan Agreement and the other Loan Documents to the "Schedule 2" or words of like import referring to the Old Schedule 2 shall mean and refer to the Updated Schedule 2 (as amended, restated, supplemented, or otherwise modified from time to time from and after the date hereof) instead of the Old Schedule 2.

         2.       AMENDMENTS TO LOAN AGREEMENT.

                  (a) Exhibit E to the Loan Agreement hereby is deleted in its entirety, and Section 9.8 of the Loan Agreement hereby is amended and restated in its entirety to read as follows:

                     "9.8           [INTENTIONALLY OMITTED]"

                  (b) Section 2.1.2 of the Loan Agreement hereby is amended and restated in its entirety to read as follows:

                     "2.1.2         LETTER OF CREDIT SUBLIMIT.

                           Section 1.3(a) of the Schedule is incorporated herein
                     by this reference as though fully set forth herein."

                  (c) Section 2.1.3 of the Loan Agreement hereby is amended and restated in its entirety to read as follows:

                     "2.1.3         FX SUBLIMIT; CASH MANAGEMENT SERVICES AND
                                    RESERVES.

                           (a) FX Sublimit. Section 1.3(b) of the Schedule is
                     incorporated herein by this reference as though fully set forth herein."

                           (b) Cash Management Services and Reserves. Section
                     1.3(c) of the Schedule is incorporated herein by this reference as though fully set forth herein."

                  (d) The portion of Section 5 of the Loan Agreement that currently reads as follows:

                     "Borrower represents and warrants that the following statements are true and correct on the date hereof and Borrower covenants that the following statements will continue to be true and correct throughout the term of this Agreement and so long as any Obligations are outstanding:"


, hereby is amended and restated in its entirety to read as follows:

                     "Borrower represents and warrants that the following statements are true and correct on the July 2004 Amendment Date and Borrower covenants that the following statements will continue to be true and correct throughout the term of this Agreement and so long as any Obligations are outstanding:"

SILICON VALLEY BANK                                  AMENDMENT TO LOAN DOCUMENTS
--------------------------------------------------------------------------------


                  (e) The portion of Section 5.7 of the Loan Agreement that currently reads as follows:

                     "The information in the Representations previously submitted to Bank continues to be true and correct as of the date hereof."


, hereby is amended and restated in its entirety to read as follows:

                     "The information in the Representations previously submitted to Bank continues to be true and correct as of the July 2004 Amendment Date."

                  (f) Section 6.2(a)(ii) of the Loan Agreement, which currently reads as follows:

                     "(ii) Monthly perpetual inventory reports for the Inventory valued on a first-in, first-out basis at the lower of cost or market (in accordance with GAAP) and such other inventory reports as are requested by Bank in its good faith business judgment, all within 20 days after the end of each month. Notwithstanding the foregoing, Bank understands that Borrower presently reports its inventory on a standard cost basis and Borrower may continue to do so until it converts its accounting system to enable it to report its inventory on a first-in, first-out basis at the lower of cost or market (in accordance with GAAP), which Borrower shall do beginning with reports for the month of April, 2003. Borrower's reports on a standard cost basis shall be accompanied by variance data in form acceptable to Bank showing variance to actual costs and other data as Bank shall specify. In the event the Asset Based Terms are in effect before Borrower reports its Inventory on a first-in, first-out basis, the variance between standard cost and actual cost shall be subject to a reserve established by the Bank in its good faith business judgment."


, hereby is amended and restated in its entirety to read as follows:

                     "(ii) From and after Bank's receipt of the "Designated Inventory Appraisal" (as such term is defined in Section
                     1.1 of the Schedule), monthly perpetual inventory reports for the Inventory, including any adjustments or reserves made by Borrower in order to value Inventory at a first-in, first-out basis at the lower of cost or market (in accordance with GAAP), and such other inventory reports as are requested by Bank in its good faith business judgment, all within 20 days after the end of each month."

                  (g) Section 6.2(a)(iii) of the Loan Agreement, which currently reads as follows:

                     "(iii) Within 20 days after the last day of each month, Borrower will deliver to Bank a Borrowing Base Certificate signed by a Responsible Officer in the form of Exhibit C, provided that if the Asset Based Terms are in effect such Borrowing Base Certificate shall be delivered to Bank weekly as specified by Bank."

SILICON VALLEY BANK                                  AMENDMENT TO LOAN DOCUMENTS
--------------------------------------------------------------------------------


, hereby is amended and restated in its entirety to read as follows:

                     "(iii) Within 30 days after the last day of each month, Borrower will deliver to Bank: (y) a Borrowing Base Certificate signed by a Responsible Officer in the form of Exhibit C; and (z) transaction reports, schedules of Accounts, and schedules of collections, all on Bank's standard forms; provided, however, that Borrower's failure to execute and deliver the same shall not affect or limit Bank's security interest and other rights in all of Borrower's Accounts. If requested by Bank, Borrower shall furnish Bank with copies (or, at Bank's request, originals) of all contracts, orders, invoices, and other similar documents, and all shipping instructions, delivery receipts, bills of lading, and other evidence of delivery, for any goods the sale or disposition of which gave rise to such Accounts, and Borrower warrants the genuineness of all of the fore-going. Borrower shall also furnish to Bank an aged accounts receivable trial balance in such form and at such intervals as Bank shall request. In addition, Borrower shall deliver to Bank the originals of all instruments, chattel paper, security agreements, guarantees and other documents and property evidencing or securing any Accounts, immediately upon receipt thereof and in the same form as received, with all necessary endorsements, all of which shall be with recourse. Borrower shall also provide Bank with copies of all credit memos from time to time on request by Bank."

                  (h) The portion of Section 6.2(a) of the Loan Agreement that currently reads as follows:

                     "Provided that if there are no Advances or Letters of Credit outstanding throughout a month, then the following reports under the following clauses above need not be provided with respect to such month: 6.2(a)(i), (ii),
                     (iii), (iv), and (v), provided that if, in a following month, the Borrower requests an Advance, Borrower shall provide said reports at the time the request for the Advance is made."


, hereby is deleted in its entirety.

                  (i) The portion of Section 6.9 of the Loan Agreement that currently reads as follows:

                     "The sums received in such lockbox account shall be applied to the outstanding monetary Obligations in such order as Bank shall determine, and any excess will be deposited by Bank in Borrower's operating account at Bank."


, hereby is amended and restated in its entirety to read as follows:

SILICON VALLEY BANK                                  AMENDMENT TO LOAN DOCUMENTS
--------------------------------------------------------------------------------


                     "So long as no Event of Default has occurred and is continuing, the sums received in such lockbox account will be deposited by Bank in Borrower's operating account at Bank. Upon the occurrence and during the continuation of an Event of Default, Bank may, in its good faith business judgment, elect to apply any or all sums received in such lockbox account to the outstanding monetary Obligations in such order as Bank shall determine or hold such sums as additional cash security for the Obligations, and any such sums not so applied to (or held as additional cash security for) the outstanding monetary Obligations will be deposited by Bank in Borrower's operating account at Bank."

                  (j) The definition of "Credit Extension" set forth in Section
13.1 of the Loan Agreement hereby is amended and restated in its entirety to read as follows:

                     " "CREDIT EXTENSION" is each Advance, Letter of Credit, FX Contract, Cash Management Service, or any other extension of credit by Bank for Borrower's benefit."

                  (k) The definition of "Representations" set forth in Section
13.1 of the Loan Agreement hereby is amended and restated in its entirety to read as follows:

                     " "REPRESENTATIONS " are, collectively, the written Representations and Warranties of Borrower dated July 28, 2004 and the Litigation Update of Borrower dated August 5, 2004."

                  (l) The portion of Section 5.2 of the Loan Agreement that currently reads as follows:

                     "The Collateral is not in the possession of any third party bailee (such as at a warehouse), except for Collateral consisting of Inventory located at the following warehouse in Memphis, Tennessee: 4638 E. Shelby Drive, Memphis, Tennessee 38118 (the "Tennessee Warehouse"). Borrower shall cause the Tennessee Warehouse to execute and deliver to Bank an agreement pursuant to which the Tennessee Warehouse waives any liens on the Collateral stored with it and acknowledges that it is holding such Collateral for the benefit of Bank in form acceptable to the Bank. In the event that Borrower, after the date hereof, intends to store or otherwise deliver the Collateral to such a bailee, then Borrower will receive the prior written consent of Bank and such bailee must acknowledge in writing that the bailee waives any liens on the Collateral and acknowledges that the bailee is holding such Collateral for the benefit of Bank in form acceptable to the Bank."


, hereby is amended and restated in its entirety to read as follows:

                     "The Collateral is not in the possession of any third party bailee (such as at a warehouse), except for Collateral consisting of Inventory located at the locations expressly identified in Section 3(f) of the Representations, including

SILICON VALLEY BANK                                  AMENDMENT TO LOAN DOCUMENTS
--------------------------------------------------------------------------------


                     the following warehouse in Memphis, Tennessee: 4638 E. Shelby Drive, Memphis, Tennessee 38118 (the "Tennessee Warehouse"). Borrower previously has caused the warehouseman or bailee in respect of the Tennessee Warehouse to execute and deliver to Bank a bailee agreement (in form and substance satisfactory to the Bank). Borrower hereby covenants that Borrower promptly shall deliver written notice to the Bank of any goods or other Collateral of Borrower being in the possession of any other warehouseman or other bailee. With respect to any goods or other Collateral of Borrower in the possession of any warehouseman or other bailee located within the United States, Borrower shall, promptly upon the Bank's request therefor, use commercially reasonable efforts to deliver to the Bank a bailee agreement (in form and substance satisfactory to the Bank) duly executed by such warehouseman or other bailee. In the event that the Bank requests such a bailee agreement and Borrower uses such efforts but does not succeed in delivering such a bailee agreement, the Bank may (in its good faith business judgment) maintain a reserve with respect to such warehouse or other bailee location."

                  (m) Section 5.3 of the Loan Agreement, which currently reads as follows:

                     "Except as shown in the Schedule, there are no actions or proceedings pending or, to the knowledge of Borrower's Responsible Officers and legal counsel, threatened by or against Borrower or any Subsidiary, which could reasonably be expected to result in damages or costs to Borrower or any Subsidiary of $100,000 or more, or in which an adverse decision could reasonably be expected to cause a Material Adverse Change."


, hereby is amended and restated in its entirety to read as follows:

                     "Except as shown in the Litigation Update referenced within the definition of "Representations" or in Schedule 2, there are no actions or proceedings pending or, to the knowledge of Borrower's Responsible Officers and legal counsel, threatened by or against Borrower or any Subsidiary, which could reasonably be expected to result in damages or costs to Borrower or any Subsidiary of $100,000 or more, or in which an adverse decision could reasonably be expected to cause a Material Adverse Change."

                  (n) The portion of Section 6.2(b) of the Loan Agreement that currently reads as follows:

                     "Such audits will be conducted no more often than every 6 months, provided that if the Asset Based Terms are in effect, such audits may be conducted by Bank quarterly, and if an Event of Default or an event which, with notice or passage of time or both would constitute an Event of Default, has occurred and is continuing, there shall not be a limit on the number of such audits."


, hereby is amended and restated in its entirety to read as follows:

SILICON VALLEY BANK                                  AMENDMENT TO LOAN DOCUMENTS
--------------------------------------------------------------------------------


                     "Such audits will be conducted no more often than (a) subject to the following proviso and clause (b) below, once in any consecutive-6-month-period (which period commences on or after the July 2004 Amendment Date), so long as no Event of Default and no event which, with notice or passage of time or both would constitute an Event of Default ("Default") has occurred and is continuing, or (b) subject to the following proviso, once in any consecutive-12-month-period (which period commences on or after the July 2004 Amendment Date), so long as no Advances were outstanding at any time during such 12-month period and no Default or Event of Default has occurred and is continuing; provided, however, that any such audits conducted upon the occurrence and during the continuation of any Default or Event of Default shall not count toward any of the foregoing limitations on the number of such audits."


         3. LIMITED AND CONDITIONAL CONSENT TO SALE OF MOBILITY TEXAS, INC. Bank hereby agrees to not unreasonably withhold its consent to the sale of all or substantially all of the assets or capital stock of Mobility Texas, Inc. (formerly known as Cutting Edge Software, Inc.); provided, however, that, as conditions to the effectiveness of any such consent:

         (a) no Event of Default shall have occurred and be continuing, both immediately before and immediately after the consummation of such sale;

         (b) such sale shall be in accordance (in all material respects) with the terms and conditions of a commercially-reasonable, definitive purchase/sale agreement relative thereto;

         (c) all consideration received by Borrower (in the case of a stock sale) or Mobility Texas, Inc. (in the case of an asset sale) for such sale shall be promptly delivered to Bank in the same form as received (with any and all necessary endorsements): (i) in the case of monetary payments, to be applied to (or held by Bank as cash security for) the outstanding monetary Obligations in such order as Bank shall determine, and any excess will be deposited by Bank in Borrower's operating account at Bank; and (ii) in all other cases, as additional Collateral.

It is understood and agreed that such consent to such sale (the "Permitted Mobility Texas Sale") does not constitute a waiver of any provision or term of the Loan Documents restricting the sale or other disposition of assets of any Borrower or any Guarantor in respect of any matter other than the Permitted Mobility Texas Sale, nor a waiver of any other provision or term of the Loan Agreement or any other Loan Document, nor an agreement to waive, in the future, any provision or term of the Loan Documents restricting the sale or other disposition of assets of any Borrower or any Guarantor in respect of any matter other than the Permitted Mobility Texas Sale, nor a waiver of any other provision or term of the Loan Agreement or any other Loan Document.

Concurrently with the effectiveness of such consent and the consummation of such sale, Bank will (at Borrower's expense): (y) (1) release its security interests (without recourse, representation, or warranty) in such assets or capital stock that are sold pursuant to such sale, (2) authorize and authenticate in writing the filing of UCC-2/3 Partial Releases relative to the applicable financing statements of record in favor of the Bank, in form and substance reasonably satisfactory to Bank and otherwise in suitable form for filing in the appropriate governmental

SILICON VALLEY BANK                                  AMENDMENT TO LOAN DOCUMENTS
--------------------------------------------------------------------------------


offices, in order to reflect such release of security interests, and (3) execute and deliver any other documents (in form and substance reasonably satisfactory to Bank) reasonably requested by Borrower to effect or reflect such release of security interests; and (z) if and to the extent that Borrower no longer owns any capital stock of Mobility Texas, Inc. (formerly known as Cutting Edge Software, Inc.), release Mobility Texas, Inc. (formerly known as Cutting Edge Software, Inc.) from its guaranty of the Obligations in favor of Bank (except that Borrower shall assume any and all obligations of Mobility Texas, Inc. (formerly known as Cutting Edge Software, Inc.) under the Loan Documents to reimburse Bank for costs and expenses and to indemnify Bank).

         4. FEES. In consideration for Bank entering into this Amendment and the Amended and Restated Schedule, Borrower shall pay Bank the $50,000 facility fee described in Section 3 of the Amended and Restated Schedule, concurrently with the execution and delivery of this Amendment and the Amended and Restated Schedule, which fee shall be non-refundable and in addition to all interest and other fees payable to Bank under the Loan Documents. Bank is authorized to charge said fees to Borrower's loan account.

         5. REPRESENTATIONS TRUE. Borrower represents and warrants to Bank that all representations and warranties set forth in the Loan Agreement, as amended hereby, are true and correct.

         6. GENERAL PROVISIONS. This Amendment, the Loan Agreement, any prior written amendments to the Loan Agreement signed by Bank and Borrower, and the other Loan Documents set forth in full all of the representations and agreements of the parties with respect to the subject matter hereof and supersede all prior discussions, representations, agreements and understandings between the parties with respect to the subject hereof. Except as expressly amended herein (or as amended and restated in the Loan Documents as expressly contemplated herein), all of the terms and provisions of the Loan Agreement and all other Loan Documents shall continue in full force and effect and the same are hereby ratified and confirmed.

[remainder of page intentionally left blank; signature page follows]

SILICON VALLEY BANK                                  AMENDMENT TO LOAN DOCUMENTS
--------------------------------------------------------------------------------


         7. COUNTERPARTS. This Amendment may be executed in any number of counterparts and by different parties on separate counterparts, each of which, when executed and delivered, shall be deemed to be an original, and all of which, when taken together, shall constitute but one and the same document. Delivery of an executed counterpart of this Amendment by telefacsimile shall be equally as effective as delivery of an original executed counterpart of this Amendment. The foregoing shall apply to each other Loan Document mutatis mutandis.

Borrower:                                     Bank:

  MOBILITY ELECTRONICS, INC.                  SILICON VALLEY BANK


  By                                            By
    -------------------------------               ------------------------------
       President or Vice President              Title
                                                     ---------------------------

Borrower:                                     Borrower:

  MOBILITY IDAHO, INC. (formerly                 MAGMA, INC.
  Portsmith, Inc.)

                                                By
                                                  ------------------------------
  By                                                 President or Vice President
    -------------------------------
       President or Vice President

SILICON VALLEY BANK                                  AMENDMENT TO LOAN DOCUMENTS
--------------------------------------------------------------------------------



                                     CONSENT

         The undersigned acknowledges that the undersigned's consent to the foregoing Amendment and to the Amended and Restated Schedule is not required, but the undersigned nevertheless does hereby consent to the foregoing Amendment and the Amended and Restated Schedule and to the documents and agreements referred to therein and to all future modifications and amendments thereto, and any termination thereof, and to any and all other present and future documents and agreements between or among the foregoing parties. Nothing herein shall in any way limit any of the terms or provisions of the guaranty, security agreement, or any other Loan Document of the undersigned, all of which are hereby ratified and affirmed.

Mobility Texas, Inc. (formerly Cutting Edge        iGo Direct Corporation, a Delaware
Software, Inc.)                                    corporation formerly known as IGOC
                                                   Acquisition, Inc. and successor-by-merger
                                                   to iGo Corporation
By
  -----------------------------------
     President or Vice President                   By
                                                     -----------------------------------
                                                        President or Vice President

SILICON VALLEY BANK                                  AMENDMENT TO LOAN DOCUMENTS
--------------------------------------------------------------------------------


                    Schedule 2 to Loan and Security Agreement



Deposit Accounts at Silicon Valley Bank:

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------


Liens existing on the July 2004 Amendment Date and disclosed to and accepted by Bank in writing:

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------


Investments existing on the July 2004 Amendment Date and disclosed to and accepted by Bank in writing:

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------


Subordinated Debt:


Indebtedness on the July 2004 Amendment Date and disclosed to and consented to by Bank in writing:

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

                               Updated Schedule 2

SILICON VALLEY BANK                                  AMENDMENT TO LOAN DOCUMENTS
--------------------------------------------------------------------------------


Except as shown below, there are no actions or proceedings pending or, to the knowledge of Borrower's Responsible Officers and legal counsel, threatened by or against Borrower or any Subsidiary, which could result in damages or costs to Borrower or any Subsidiary of $100,000 or more, or in which an adverse decision could reasonably be expected to cause a Material Adverse Change (attach additional comments, if needed):

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

                         Updated Schedule 2 (continued)

                       AMENDED AND RESTATED SCHEDULE 1 TO

                          LOAN AND SECURITY AGREEMENT

BORROWER(S):      MOBILITY ELECTRONICS, INC.
                  MOBILITY IDAHO, INC. (FORMERLY PORTSMITH, INC.)
                  MAGMA, INC.

DATED AS OF JULY 31, 2004 (THE "JULY 2004 AMENDMENT DATE")

This Amended and Restated Schedule 1 (this "Schedule") forms an integral part of the Loan and Security Agreement, dated September 27, 2002 (as amended, restated, supplemented, or otherwise modified from time to time (including without limitation pursuant to the July 2004 Amendment referred to below), the "Loan Agreement" or "this Agreement"), between Silicon Valley Bank ("Bank" or "Silicon") and the borrower(s) named above (individually and collectively, and jointly and severally, "Borrower"), and, effective as of the date hereof, this Schedule amends and restates in its entirety the prior Schedule 1 to Loan and Security Agreement, dated September 27, 2002 (as amended, restated, supplemented, or otherwise modified from time to time prior to the date hereof), between Bank and Borrower. This Schedule is the "Amended and Restated Schedule" referred to in Section 1 of the Amendment to Loan Documents, dated as of even date herewith, between Borrower and Bank (the "July 2004 Amendment") relative to the Loan Agreement. (Capitalized terms used herein, which are not defined, shall have the meanings set forth in the Loan Agreement.) The term "July 2004 Amendment Date" as defined above hereby is incorporated into the Loan Agreement.

1.    CREDIT LIMIT

      (Section 2.1.1):

      1.1 Subject to Sections 1.2 and 1.3 below, the Credit Limit shall be an amount not to exceed the lesser of (i) $10,000,000 at any one time outstanding (the "Committed Revolving Line") or (ii) the Borrowing Base (as defined below). As used herein, the term "Borrowing Base" means, as of any date of determination, the result of (a), (b), and
            (c) below:

            (a) 80% (the "Accounts Advance Rate" and also an "Advance Rate") of the amount of Borrower's Eligible Accounts,

            plus

            (b)   the lesser of (1) or (2) below (the "Inventory Component"):

                  (1) 25% (the "Inventory Advance Rate" and also an "Advance Rate") of the value of Borrower's Eligible Inventory (as defined in Section 13.1 of the Loan Agreement), calculated at the lower of cost or

SILICON VALLEY BANK                A&R SCHEDULE 1 TO LOAN AND SECURITY AGREEMENT


                        market value and determined on a first-in, first-out basis, or

                  (2)   $2,000,000 (the "Inventory Sublimit"),

            minus

            (c) Reserves for accrued interest and such other reserves as Bank deems proper from time to time in its good faith business judgment.

            Anything in the Loan Agreement to the contrary notwithstanding, in no event shall the aggregate outstanding amount of Advances and other Credit Extensions based on the Inventory Component exceed 20% (the "Inventory Percentage Limit" and also an "Advance Rate") of the aggregate amount of all Advances and other Credit Extensions outstanding hereunder.

            Anything in the Loan Agreement to the contrary notwithstanding, the Inventory Sublimit shall equal Zero Dollars ($-0-), unless and until Bank has received, on or after the July 2004 Amendment Date, the results of an appraisal of the Inventory completed by or on behalf of Bank, which results shall be satisfactory to Bank in its good faith business judgment (the "Designated Inventory Appraisal").

            Silicon may, from time to time, modify the Advance Rates, in its good faith business judgment, upon notice to the Borrower, based on changes in collection experience with respect to Accounts, its evaluation of the Inventory or other issues or factors relating to the Accounts, Inventory or other Collateral.

      1.2 Advances will be made separately to each Borrower, based on the Eligible Accounts and Eligible Inventory of each Borrower. Accounts and Inventory of Mobility Idaho, Inc. (formerly Portsmith, Inc.) and Magma, Inc. will not be "Eligible" unless and until they are approved by Bank in writing in its sole discretion.

      1.3   Credit Extensions Sublines under the Committed Revolving Line:

            (a) Letter of Credit Sublimit (Section 2.1.2): $2,500,000; provided, however, that the sum of the aggregate face amount of outstanding Letters of Credit, plus the FX Reserve, plus the aggregate amount of Obligations in respect of Cash Management Services, shall not at any time exceed $2,500,000.

            At the request of Borrower, Bank may, in its good faith business judgment, issue or arrange for the issuance of letters of credit for the account of Borrower, in each case in form and substance satisfactory

SILICON VALLEY BANK                A&R SCHEDULE 1 TO LOAN AND SECURITY AGREEMENT

            to Bank in its sole discretion (collectively, "Letters of Credit"). The Borrower agrees that the aggregate face amount of all outstanding Letters of Credit shall never exceed the lesser of the Letter of Credit Sublimit set forth above or the amount of Advances and other Credit Extensions which are from time to time available hereunder, and that the amount of outstanding Letters of Credit shall be reserved against Advances and other Credit Extensions which would otherwise be available hereunder. If at any time or for any reason the aggregate face amount of all outstanding Letters of Credit shall exceed the foregoing limit, Borrower shall immediately pay an amount equal to said excess to Bank, without notice or demand. Borrower shall pay all bank charges (including charges of Bank) for the issuance of Letters of Credit, together with such additional fees as Bank's letter of credit department shall charge in connection with the issuance of the Letters of Credit. Any payment by Bank under or in connection with a Letter of Credit shall constitute an Advance hereunder on the date such payment is made. Each Letter of Credit will have an expiry date of no later than 180 days after the Revolving Maturity Date (except that a Letter of Credit issued to HIPRO Electronics may have an expiry date beyond said 180-day period). Regardless of the expiry date of any Letter of Credit, Borrower's reimbursement obligations with respect to all Letters of Credit (including without limitation those with expiry dates after the Revolving Maturity Date and the Letter of Credit issued to HIPRO Electronics) shall be secured by cash on terms acceptable to Bank on or before the Revolving Maturity Date if the term of this Agreement is not extended by Bank. Borrower hereby agrees to indemnify, save, and hold Bank harmless from any loss, cost, expense, or liability, including payments made by Bank, expenses, and reasonable attorneys' fees incurred by Bank arising out of or in connection with any Letters of Credit. Borrower agrees to be bound by the regulations and interpretations of the issuer of any Letters of Credit guarantied by Bank and opened for Borrower's account or by Bank's interpretations of any Letter of C redit issued by Bank for Borrower's account, and Borrower understands and agrees that Bank shall not be liable for any error, negligence, or mistake, whether of omission or commission, in following Borrower's instructions or those contained in the Letters of Credit or any modifications, amendments, or supplements thereto. Borrower understands that Letters of Credit may require Bank to indemnify the issuing bank for certain costs or liabilities arising out of claims by Borrower against such issuing bank. Borrower hereby agrees to indemnify and hold Bank harmless with respect to any loss, cost, expense, or liability incurred by Bank under any Letter of Credit as a result of Bank's indemnification of any such issuing bank. The provisions of this Agreement, as it pertains to Letters of Credit, and any other Loan Documents relating to Letters of Credit are cumulative.

SILICON VALLEY BANK           A&R SCHEDULE 1 TO LOAN AND SECURITY AGREEMENT

            (b) FX Sublimit: $2,500,000; provided, however, that the sum of the aggregate face amount of outstanding Letters of Credit, plus the FX Reserve, plus the aggregate amount of Obligations in respect of Cash Management Services, shall not at any time exceed $2,500,000.

            Borrower may enter into foreign exchange forward contracts with Bank, on its standard forms, under which Borrower commits to purchase from or sell to Bank a set amount of foreign currency more than one Business Day after the contract date (the "FX Forward Contracts"); provided that (1) at the time the FX Forward Contract is entered into, Borrower has Unfunded Availability (as defined below) under this Agreement in an amount at least equal to 10% of the amount of the FX Forward Contract; (2) the total FX Forward Contracts at any one time outstanding may not exceed 10 times the amount of the FX Sublimit set forth above. Bank shall have the right to withhold, from the Advances and other Credit Extensions otherwise available to Borrower under this Agreement, a reserve (which shall be in addition to all other reserves) in an amount equal to 10% of the total FX Forward Contracts from time to time outstanding (the "FX Reserve"), and in the event at any time there are insufficient Advances and other Credit Extensions available to Borrower for such reserve, Borrower shall deposit and maintain with Bank cash collateral in an amount at all times equal to such deficiency, which shall be held as Collateral for all purposes of this Agreement. Bank may, in its discretion, terminate the FX Forward Contracts at any time that an Event of Default occurs and is continuing. The FX Forward Contracts shall terminate upon the earlier of (a) the Revolving Maturity Date, or (b) any earlier effective date of termination of this Agreement (or such later date requested by Borrower as Bank may agree in writing in its sole discretion if and to the extent Borrower's Obligations in respect of the FX Forward Contracts are secured by cash in amounts and on terms and conditions acceptable to Bank in its good faith business judgment). Borrower shall execute all standard form applications and agreements of Bank in connection with the FX Forward Contracts, and without limiting any of the terms of such applications and agreements, Borrower shall pay all standard fees and charges of Bank in connection with the FX Forward Contracts. All amounts that Bank pays or expends in respect of any FX Forward Contracts shall constitute Obligations hereunder.

            As used herein, the term "Unfunded Availability" means, as of any date of determination, the amount, as determined by Bank in its good faith business judgment, equal to the aggregate Advances and other Credit Extensions available to the Borrower under the Loan Agreement (after deduction of all outstanding Advances and other Credit Extensions and all applicable reserves).

SILICON VALLEY BANK                A&R SCHEDULE 1 TO LOAN AND SECURITY AGREEMENT

            (c) Cash Management Services and Reserves: Borrower may use up to $2,500,000 of Advances available hereunder for Bank's Cash Management Services (as defined below), including, merchant services, business credit card, ACH and other services identified in the cash management services agreement related to such service (the "Cash Management Services"); provided, however, that the sum of the aggregate face amount of outstanding Letters of Credit, plus the FX Reserve, plus the aggregate amount of Obligations in respect of Cash Management Services, shall not at any time exceed $2,500,000. Bank will reserve against Advances and other Credit Extensions otherwise available to Borrower under this Agreement such sums as Bank shall determine in its good faith business judgment in connection with the Cash Management Services, and Bank may charge to Borrower's Loan account any amounts that may become due or owing to Bank in connection with the Cash Management Services. Borrower agrees to execute and deliver to Bank all standard form applications and agreements of Bank in connection with the Cash Management Services, and, without limiting any of the terms of such applications and agreements, Borrower will pay all standard fees and charges of Bank in connection with the Cash Management Services. The Cash Management Services shall terminate upon the earlier of (a) the Revolving Maturity Date, or (b) any earlier effective date of termination of this Agreement (or such later date requested by Borrower as Bank may agree in writing in its sole discretion if and to the extent Borrower's Obligations in respect of the Cash Management Services are secured by cash in amounts and on terms and conditions acceptable to Bank in its sole discretion). Upon the occurrence and during the continuation of an Event of Default, Bank shall have the right to require the Obligations in respect of the Cash Management Services to be secured by cash in amounts and on terms and conditions acceptable to Bank in its good faith business judgment.

2.    INTEREST.

      INTEREST RATE

      (Section 2.3(a)):       A rate equal to the "Prime Rate" in effect from
                              time to time.

3.    FEES (Section 2.4(a)):

      Facility Fee:           $50,000, payable concurrently with the execution
                              and delivery of this Schedule and the July 2004
                              Amendment.

SILICON VALLEY BANK                A&R SCHEDULE 1 TO LOAN AND SECURITY AGREEMENT

Unused Line Fee:              In the event, in any month (or portion thereof),
                              the average daily principal balance of the Advances outstanding during such month (or portion thereof) is less than the Committed Revolving
                              Line, then Borrower shall pay Bank an unused line fee (the "Unused Line Fee") in an amount equal to 0.25% per annum on the difference of the Committed
                              Revolving Line minus the average daily principal balance of the Advances outstanding during such month (or portion thereof), computed on the basis of a 360-day year, and the Unused Line Fee shall be computed and paid monthly, in arrears, on the first day of the following month.

Collateral Handling Fee:      During each month or portion thereof, Borrower
                              shall pay Bank a collateral handling fee in an amount equal to $1,100 per month.

Termination Fee:
(Sections 2.1.1(d)
and 9.1(b)):                  None.

4.    REVOLVING MATURITY DATE

      (Section 13.1):         July 31, 2006.

5.  FINANCIAL COVENANTS

      (Section 6.7):          Parent (on a consolidated basis) shall comply with
                              each of the following financial covenants.
                              Compliance shall be determined as of the end of each month, except as specifically otherwise provided below:

      (a) Quick Ratio:        Parent (on a consolidated basis) shall maintain a
                              ratio, of

                                    (i)   the total of unrestricted cash and
                                          unrestricted cash equivalents, net
                                          billed Accounts (net of allowance for
                                          doubtful Accounts), and investments
                                          with maturities of less than 12
                                          months,

                                                TO

                                    (ii)  Current Liabilities,

                              of not less than 1.50 TO 1.00.

      (b) EBITDA:             Parent (on a consolidated basis) shall maintain
                              EBITDA of not less than Zero Dollars ($-0-) for each fiscal quarter, commencing with the fiscal quarter ending September 30, 2004.

SILICON VALLEY BANK                A&R SCHEDULE 1 TO LOAN AND SECURITY AGREEMENT

DEFINITIONS.                  For purposes of this Agreement, the following
                              terms shall have the following meanings:

                              "Current Liabilities" and "liabilities" shall have the meaning ascribed thereto by GAAP.

                              "EBITDA" shall mean Parent's earnings before interest, taxes, depreciation and other non-cash amortization expenses and other non-cash expenses of parent, all determined in accordance with GAAP, on a consolidated basis.

6.    BORROWER INFORMATION:

Borrower represents and warrants that the information set forth in the Representations and Warranties of the Borrower dated July 28, 2004, and the Litigation Update of Borrower dated August 5, 2004, in each case as previously submitted to Silicon (collectively, the "Representations") is true and correct as of the date hereof.

7.    ADDITIONAL PROVISIONS

      7.1 Intellectual Property. Borrower (and, by its execution and delivery of the Consent attached to the July 2004 Amendment, Guarantor) each represents and warrants that all Intellectual Property of the Borrower and Guarantor, as the case may be, is listed on Exhibit 7.1 hereto and is owned by the Borrower or Guarantor (as the case may be) shown on said Exhibit. Without limiting the generality of
            Section 6.8 of the Loan Agreement (or Section 4.8 of the applicable Security Agreement between Bank and such Guarantor), neither Borrower nor Guarantor owns, as of the July 2004 Amendment Date, any maskworks, computer software, and other copyrights that are registered (or are the subject of any application for registration) with the United States Copyright Office, except as expressly and specifically identified on Exhibit 7.1 with respect to such Borrower or Guarantor.

      7.2   [intentionally omitted]

      7.3   [intentionally omitted]

      7.4   [intentionally omitted]

      7.5 Pledge of Shares of Stock of Mobility Idaho, Inc. (formerly Portsmith, Inc.). Borrower hereby represents and warrants that, as discussed in Section 1 of the Litigation Update referenced within

SILICON VALLEY BANK                A&R SCHEDULE 1 TO LOAN AND SECURITY AGREEMENT

            the definition of "Representations" (set forth in Section 13.1 of the Loan Agreement), the outstanding shares of stock of Mobility Idaho, Inc. (formerly Portsmith, Inc.) have been released from the Borrower's pledge thereof. Accordingly, such shares constitute Collateral subject to the Bank's first-priority continuing security interests.

      7.6 Removal of Negative Trends Reserve. Without limiting the Bank's rights and discretion relative to any other reserves, Borrower and Bank hereby acknowledge and agree that the "Negative Trends Reserve" (as defined in Section 3(b) of that certain Amendment to Loan Documents, dated as of August 25, 2003, between Borrower and Bank) as previously in effect is removed from and after the July 2004 Amendment Date.

      7.7 Notification. Bank or its designee may, at any time, notify Account Debtors that it has a security interest in the Accounts and that payment on the Accounts is to be made directly to the Bank.

      7.8 Loan Requests. Requests for Advances shall be in writing and shall be accompanied by a current Transaction Report on Bank's standard form.

      7.9 Reserves. Bank shall have the right to establish and maintain, from time to time, such reserves as Bank deems proper in its good faith business judgment against the unfunded amount of Advances and other Credit Extensions otherwise available under Section 1 of this Schedule, including the following: (a) reserves to reflect events, conditions, contingencies or risks which, as determined by Bank in good faith, do or may affect adversely (i) the Collateral or any other property which is security for the Obligations or its value (including without limitation any increase in delinquencies of Accounts), (ii) the assets, business or prospects of Borrower, or
            (iii) the security interests and other rights of Bank in the Collateral (including the enforceability, perfection and priority thereof); and (b) reserves to reflect Bank's good faith belief that any collateral report or financial information furnished by or on behalf of Borrower to Bank is or may have been incomplete, inaccurate or misleading in any material respect.

[remainder of page intentionally left blank; signature page follows]

SILICON VALLEY BANK           A&R SCHEDULE 1 TO LOAN AND SECURITY AGREEMENT


      IN WITNESS WHEREOF, the parties hereto have caused this Schedule to be executed and delivered as of the date first above written.

Borrower:                                 Bank:

MOBILITY ELECTRONICS, INC.                SILICON VALLEY BANK


By                                        By
  ----------------------------------         -----------------------------------
     President or Vice President          Title
                                                --------------------------------

Borrower:                                 Borrower:

Mobility Idaho, Inc.
(formerly Portsmith, Inc.)                MAGMA, INC.


By                                        By
  ----------------------------------         -----------------------------------
     President or Vice President                President or Vice President


                                 Signature Page

SILICON VALLEY BANK                A&R SCHEDULE 1 TO LOAN AND SECURITY AGREEMENT

                                   EXHIBIT 7.1

1.    Intellectual Property of Mobility Electronics, Inc.:

      a. maskworks, computer software, and other copyrights that are registered (or are the subject of any application for registration) with the United States Copyright Office: NONE

      b. patents that are issued (or are the subject of any application for issuance) by the United States Patent & Trademark Office: see Section 4.a of the Representations and Warranties of the Borrower dated July 28, 2004 (which by this reference is incorporated herein)

      c. trademarks that are registered (or are the subject of any application for registration) with the United States Patent & Trademark Office: see Section 4.a of the Representations and Warranties of the Borrower dated July 28, 2004 (which by this reference is incorporated herein)

2.    Intellectual Property of Mobility Idaho, Inc. (formerly Portsmith, Inc.):

      a. maskworks, computer software, and other copyrights that are registered (or are the subject of any application for registration) with the United States Copyright Office: NONE

      b. patents that are issued (or are the subject of any application for issuance) by the United States Patent & Trademark Office: NONE

      c. trademarks that are registered (or are the subject of any application for registration) with the United States Patent & Trademark Office: NONE

3.    Intellectual Property of Magma, Inc.:

      a. maskworks, computer software, and other copyrights that are registered (or are the subject of any application for registration) with the United States Copyright Office: NONE

      b. patents that are issued (or are the subject of any application for issuance) by the United States Patent & Trademark Office: NONE

      c. trademarks that are registered (or are the subject of any application for registration) with the United States Patent & Trademark Office: NONE

                                  Exhibit 7.1

SILICON VALLEY BANK                A&R SCHEDULE 1 TO LOAN AND SECURITY AGREEMENT

4. Intellectual Property of Mobility Texas, Inc. (formerly Cutting Edge Software, Inc.):

      a. maskworks, computer software, and other copyrights that are registered (or are the subject of any application for registration) with the United States Copyright Office: NONE

      b. patents that are issued (or are the subject of any application for issuance) by the United States Patent & Trademark Office: NONE

      c. trademarks that are registered (or are the subject of any application for registration) with the United States Patent & Trademark Office: see Section 4.a of the Representations and Warranties of the Borrower dated July 28, 2004 (which by this reference is incorporated herein)

5. Intellectual Property of iGo Direct Corporation, a Delaware corporation formerly known as IGOC Acquisition, Inc. and successor-by-merger to iGo
      Corporation:

      a. maskworks, computer software, and other copyrights that are registered (or are the subject of any application for registration) with the United States Copyright Office: NONE

      b. patents that are issued (or are the subject of any application for issuance) by the United States Patent & Trademark Office: see Section 4.a of the Representations and Warranties of the Borrower dated July 28, 2004 (which by this reference is incorporated herein)

      c. trademarks that are registered (or are the subject of any application for registration) with the United States Patent & Trademark Office: see Section 4.a of the Representations and Warranties of the Borrower dated July 28, 2004 (which by this reference is incorporated herein)


                                  Exhibit 7.1